Exhibit 10.12

VERANO HOLDINGS CORP.

2021 STOCK AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT –2021 FOCAL AWARD

Name of Participant: ___________

Date of Grant: ________________

Number of Restricted Stock Units Awarded: __________

Class of Restricted Share Units Awarded: RSUs for Proportionate Voting Shares

Vesting Conditions and Vesting Date: Provided Participant remains in continuous service with the Company or an Affiliate from the Date of Grant though the applicable Vesting Date below, the Restricted Stock Units awarded hereunder shall become vested on the dates set forth below:

Vesting Date	Number of Units that Vest on Designated Vesting Date
twelve months after Date of Grant	____ RSUs
eighteen months after Date of Grant	____ RSUs
twenty-four months after Date of Grant	____ RSUs
thirty months after Date of Grant	____ RSUs

THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) governs the Stock Unit Award granted by VERANO HOLDINGS CORP., a British Columbia corporation (the “Company”) to the above-named individual (the “Participant”), in accordance with and subject to the provisions of the Company’s 2021 Stock and Incentive Plan (the “Plan”). A copy of the Plan has been made available to the Participant. Unless the context indicates otherwise, capitalized terms that are not defined in this Agreement shall have the meaning set forth in the Plan.

1. Grant of Restricted Stock Units.

(a) In accordance with the Plan, and effective as of the Date of Grant specified above, the Company has granted to the Participant the number of Stock Units specified at the beginning of this Agreement (collectively, the “Restricted Stock Units,” and each a “Restricted Stock Unit.”). Each Restricted Stock Unit represents the right to receive one Proportionate Voting Share (a “Share”), subject to the terms and conditions of this Agreement and the Plan.

(b) The Restricted Stock Units granted to the Participant shall be credited to an account in the Participant’s name. This account shall be a record of book-keeping entries only and shall be utilized solely as a device for the measurement and determination of the number of Shares to be issued to or in respect of the Participant pursuant to this Agreement. Restricted Stock Units may not be transferred by the Participant without the Committee’s prior written consent other than by will or the laws of descent and distribution.

2. Vesting of the Shares. The Participant’s interest in the Restricted Stock Units shall vest and become non-forfeitable on the dates set forth above, each such date a “Vesting Date”, provided the Participant remains in continuous service with the Company or an Affiliate of the Company through the applicable Vesting Date. If the Participant’s service with the Company or an Affiliate is terminated prior to the applicable Vesting Date, any Restricted Stock Units that remain unvested as of the date of such termination shall be forfeited.

3. Issuance and Settlement.

(a) After any Restricted Stock Units vest in accordance with Section 2 or by action undertaken by the Committee in its sole discretion to accelerate the vesting of the RSUs (such date, as applicable, is referred to herein as the “Date of Vesting”), the Company shall cause to be issued to the Participant, or to the Participant’s designated beneficiary or estate in the event of the Participant’s death, one Share in payment and settlement of each vested Restricted Stock Unit, subject to applicable required tax withholding. The Committee shall cause the Shares issuable in connection with the vesting of any such Restricted Stock Units to be issued as soon as practicable after the applicable Vesting Date, but in all events no later than the date that is 2 ½ months following the end of the calendar year in which the Date of Vesting occurs, or if later by the date that is 2 ½ months following the end of the Company’s fiscal year in which the Vesting Date occurs. In no event will the Participant have the ability to influence, directly or indirectly, the calendar year in which such issuance occurs. Such issuance shall be evidenced by a stock certificate or appropriate entry on the books of the Company or a duly authorized transfer agent of the Company and shall be in complete settlement and satisfaction of such vested Restricted Stock Units.

(b) The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, provincial, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with this Agreement. The Company may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with this Agreement, including any means permitted in Section 8 of the Plan. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (1) withholding from the wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment or other Shares to the Company; (2) withholding a portion of the Shares otherwise to be issued in payment of the Restricted Stock Units having a value equal to the amount of Withholding Obligation in accordance with such rules as the Company may from time to time establish, subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment; or (3) selling on the Participant’s behalf (using any brokerage firm determined acceptable to the Company for such purpose) a portion of the Shares issued in payment of the Units as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations. The Participant shall be responsible for all brokerage fees and other costs of sale, and the Participant further agrees to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. The Company may refuse to deliver Shares if the Participant fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this paragraph. In the case of clause (2), the Company will not deliver to the Participant any fractional Shares (or equivalent cash value) remaining after reduction for taxes; rather, any remaining fractional Shares will be cancelled without payment.

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4. Shareholder Rights. The Restricted Stock Units do not entitle the Participant to any rights of a shareholder of the Company. As of the date of issuance of Shares underlying Restricted Stock Units, the Participant shall have all of the rights of a shareholder of the Company with respect to any Shares issued pursuant hereto.

5. No Right to Continued Employment or Service. This Agreement and the grant of the Stock Unit Award do not give the Participant any rights with respect to continued employment by or other service with the Company or an Affiliate. This Agreement and the grant of the Stock Unit Award shall not interfere with the right of the Company or an Affiliate to terminate the Participant’s employment or other service.

6. Change in Capital Structure. In accordance with the terms of the Plan, the terms of this Agreement and the number and kind of Shares shall be adjusted as the Board determines to be equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization.

7. U.S. Securities Restrictions.

(a) The Participant acknowledges and agrees that the Restricted Stock Units and any Shares that may be issued by the Company pursuant to the settlement of the Restricted Stock Units have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States. The Restricted Stock Units and the Shares that may be issued by the Company pursuant to the settlement of the Restricted Stock Units may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Restricted Stock Units or the Shares.

(b) The Participant acknowledges and covenants that if it is a U.S. person, or was present in the United States at the time it was offered the Restricted Stock Unit Award or at the time it executed and delivered this Agreement, the U.S. Award Holder Supplement annexed hereto as Schedule “A” will be deemed to be incorporated by reference into and form a part of this Agreement. “U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

8. Governing Law; Venue. The laws of the State of Delaware shall govern all matters arising out of or relating to this Agreement including, without limitation, its validity, interpretation, construction and performance but without giving effect to the conflict of laws principles that may require the application of the laws of another jurisdiction. Any party bringing a legal action or proceeding against any other party arising out of or relating to this Agreement may bring the legal action or proceeding in the United States District Court for the Northern District of Illinois or in any court of the State of Illinois sitting in Chicago. Each party waives, to the fullest extent permitted by law (i) any objection it may now or later have to the laying of venue of any legal action or proceeding arising out of or relating to this Agreement brought in a court described in the preceding sentence and (ii) any claim that any legal action or proceeding brought in any such court has been brought in an inconvenient forum.

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9. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the Date of Grant.

10. Participant Bound by Plan. The Participant hereby acknowledges that a copy of the Plan has been made available to the Participant and the Participant agrees to be bound by all of the terms and provisions of the Plan.

11. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon the Participant and the Participant’s successors in interest and the Company and any successors of the Company.

12. Recoupment. The Participant acknowledges and agrees that the Participant’s rights in the Restricted Stock Units, the Shares and any dividends, dividend equivalents or other distributions paid or payable with respect to the Restricted Stock Units and the Shares are subject to recoupment or repayment if, and to the extent that, such action is required under applicable law or any Company recoupment or “clawback” policy.

IN WITNESS WHEREOF, the Company and the Participant have executed this Restricted Stock Unit Agreement as of the date first set forth above.

VERANO HOLDINGS CORP.	____________________________________

By:

Name:

Title:

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SCHEDULE “A”

U.S. AWARD HOLDER SUPPLEMENT

If the Participant is a U.S. person, or was present in the United States at the time the Participant was offered the Award or at the time the Participant executed and delivered the Agreement (the “U.S. Award Holder”), the U.S. Award Holder acknowledges and agrees that:

1.	The Award and any Shares that may be issued by the Company in respect of vested Award pursuant to the Plan have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and the issuance hereby is being made pursuant to an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under applicable state securities laws. Accordingly, the Award is, and, upon issuance, the Shares will be, “restricted securities” as such term is defined in Rule 144 under the U.S. Securities Act, and, therefore may not be offered or sold by the U.S. Award Holder, directly or indirectly, without registration under the U.S. Securities Act and applicable state securities laws or in compliance with an available exemption therefrom. The U.S. Award Holder understands that the certificate(s) representing the Award and any Shares issued in respect of vested Award pursuant to the Plan will contain a legend in respect of such restrictions as set out in Section 3 below.

2.	The U.S. Award Holder understands that if the U.S. Award Holder decides to offer, sell or otherwise transfer any of the Awards or the Shares, the U.S. Award Holder may not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

a.	the sale is to the Company;

b.	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

c.	the sale is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

d.	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the U.S. Award Holder has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Company.

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3.	The certificate(s) representing the Award and the Shares, if any, that are directly issued by the Company and all certificate(s) issued in exchange therefor or in substitution thereof, will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED HEREBY [for Award, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO VERANO HOLDINGS CORP. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION OR THE CORPORATION’S TRANSFER AGENT, AS APPLICABLE, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Award or such Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”), the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Company, substantially in the form attached as Exhibit I hereto (or in such other form as the Company or its transfer agent may prescribe from time to time) and, if requested by the Company or the transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Award or such Shares are being sold otherwise than in accordance with Regulation S and other than to the Company, the legend may be removed by delivery to the Company and its registrar and transfer agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

4.	The U.S. Award Holder did not acquire the Award and will not be acquiring any Shares that may be issued by the Company as a result of general solicitation or general advertising as those terms are used in Regulation D under the U.S. Securities Act.

5.	If the U.S. Award Holder is resident in the State of California on the effective date of the grant of the Award, then, in addition to the terms and conditions contained in the Plan and in this U.S. Award Holder Supplement, the undersigned acknowledges that the Company, as a reporting issuer under the securities legislation in certain Provinces of Canada, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Company’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the undersigned by the Company upon such U.S. Award Holder’s request.

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EXHIBIT I

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Verano Holdings Corp. (the “Corporation”)
AND TO:	[Transfer Agent of the Corporation]

The undersigned acknowledges that the undersigned’s sale of the ______________ of the Corporation represented by certificate or account number _____________ to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and certifies that (a) the undersigned is either not an affiliate of the Corporation as that term is defined in Rule 405 of the U.S. Securities Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such common shares was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned’s behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a “designated offshore securities market” (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned’s behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such common shares, (d) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the common shares are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the common shares sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated: __________________	_______________________
Name of Seller (Print)
_______________________
Signature of Seller

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a “designated offshore securities market”, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm
By:
Authorized officer
Date:

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